SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        ---------------------------------

         Date of Report (Date of earliest event reported): June 17, 1996

                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)



Delaware                            1-9019                      76-0040040
(State or other                  (Commission                 (I.R.S. Employer
 jurisdiction                    File Number)               Identification No.)
 of incorporation)


1330 Post Oak Boulevard, Houston, Texas                           77056
(Address of principal executive offices)                        (Zip Code)


         Registrant's telephone number, including area code (713) 623-6544




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Item 5.           OTHER EVENTS.

  Press Releases. The information set forth in press releases of the registrant dated May 8, 1996 and June 10, 1996, which are filed as exhibits hereto, are incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits:


Exhibit
Number            Description

99.1              Press release dated May 8, 1996

99.2              Press release dated June 10, 1996


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   UNION TEXAS PETROLEUM
                                            HOLDINGS, INC.


                                   By: /s/ Alan R. Crain, Jr.
                                            Alan R. Crain, Jr.
                                            Vice President and General Counsel


Date: June 17, 1996



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                                INDEX TO EXHIBITS



Exhibit
Number            Description

99.1              Press release dated May 8, 1996

99.2              Press release dated June 10, 1996